Exhibit 10.96
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.

CHANGE ORDER

INSURANCE PROVISIONAL SUM INTERIM ADJUSTMENT

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: September 13, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Section 7.1(D) of the Agreement and Section 5.2B of Attachment GG of the Agreement, the Parties agree this Change Order amends the Insurance Provisional Sum amount to reflect the Anticipated Actual Insurance Cost.

2.Prior to this Change Order the Insurance Provisional Sum in Section 5.2 of Attachment GG of the Agreement was Seventy-Six Million, Four Hundred and Ninety-Four Thousand U.S. Dollars (U.S. $ 76,494,000). The Insurance Provisional Sum is hereby increased by Seven Million, Four Hundred and Seventy-One, Four Hundred and Nineteen U. S. Dollars (U.S. $ 7,471,419) and the new Insurance Provisional Sum as amended by this Change Order shall be Eighty-Three Million, Nine Hundred and Sixty-Five Thousand, Four Hundred and Nineteen U.S. Dollars (U.S. $ 83,965,419).

3.The cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Milestone Payment Schedule of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1.The original Contract Price was.............................................................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 - CO-00009) ..............................	$(5,363,945)
3. The Contract Price prior to this Change Order was .............................................................................	$5,478,636,055
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change order in the amount of ...	[***]
6. The Aggregate Provisional Equipment Price will be (increased) by this Change Order in the amount of ..................................................................................................................................................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (increased) by this Change Order in the amount of …………………………………………………………………………….......................	[***]
8. The new Contract Price including this Change Order will be ……………………………………......	$5,486,107,474
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Senior Project Manager and Principal Vice President

CHANGE ORDER

PACKAGE 6 DESCOPE AND TRANSFER TO OWNER

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: March 1, 2022	CHANGE ORDER NUMBER: CO-00011 DATE OF CHANGE ORDER: Sept 14, 2022

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Owner’s instructions prescribed in correspondence CCLIQ3-BE-C22-031 dated September 7th 2022 regarding Package 6 of Attachment NN (Scoping Adjustment) of the Agreement, Parties agree:

a)Package 6 is descoped from the Agreement, and responsibility for remaining Package 6 scope transfers to Owner;
b)Contractor shall transfer to Owner existing Package 6 Work Product;
c)Contractor shall retain and invoice for costs already expended preparing existing Package 6 Work Product; and
d)A separate Change Order shall be prepared to amend the Contract Price to include piping interfaces between the Feed Gas pipeline scope and the facility.

2.Prior to this Change Order the portion of Contract Price for Package 6 (“Package 6 Contract Price”) was Thirty-Seven Million, Two Hundred and Twenty-One Thousand, Seven Hundred and Eighty-Six U.S. Dollars (U.S. $ 37,221,786). The Package 6 Contract Price is hereby reduced by Thirty-Six Million, Eight Hundred and Fourteen Thousand, Six Hundred and Sixty-Six U.S. Dollars (U.S. $ 36,814,666); the Package 6 Contract Price as amended by this Change Order shall be Four Hundred and Seven Thousand, One Hundred and Twenty U.S. Dollars (U.S. $ 407,120).

3.The cost breakdown for this Change Order is detailed in Exhibit 1 of this Change Order.

4.Schedules C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………….....................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00010) ………………...	$2,107,474
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,486,107,474
4. The Aggregate Equipment Price will be (decreased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (decreased) by this Change Order in the amount of..	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of……………………………………………………………………………................	[***]
8. The new Contract Price including this Change Order will be ………………...................................	$5,449,292,808

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 2 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By:	/s/ David Craft
Name:	David Craft
Title:	SVP E&C

BECHTEL ENERGY INC.

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Senior Project Manager and Principal Vice President